EXHIBIT 99.1

October 26, 2009

Securities and Exchange Commission

100 F Street, N.E.

Washington D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Cheyenne Resources (formerly Atlas Oil & Gas, Inc.) Current Report on FORM 8-K dated October 20, 2009 and are in agreement with the disclosures therein, insofar as they pertain to our firm., Lawrence Scharfman & Co. CPA P.A.

Respectfully submitted

/s/ Lawrence Scharfman

Lawrence Scharfman & Co CPA P.A.